ANNUAL REPORT
TEMPLETON FOREIGN FUND
[FRANKLIN TEMPLETON LOGO]

August 31, 1998

PAGE

[50 YEARS LOGO}


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

[PHOTO OF MARK G. HOLOWESKO]

MARK G. HOLOWESKO
Portfolio Manager
Templeton Foreign Fund


Mark G. Holowesko is president and portfolio manager of Templeton Foreign Fund, as well as several other Templeton funds. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as chief investment officer of equity research worldwide, as well as an officer and director of Templeton Worldwide, Inc. Mr. Holowesko received a B.A. in economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst and a former director of the International Society of Financial Analysts.


PAGE

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Foreign Fund seeks long-term capital growth through a flexible policy of investing in the equity and debt securities of companies and governments outside the United States.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report of Templeton Foreign Fund covers the fiscal year ended August 31, 1998, a difficult time for the Fund. Early in the period, we boosted our exposure to Asia and decreased our European position. Unfortunately, these moves resulted in poor short-term performance for the Fund, as many Asian shares continued to fall in value and European stock prices rose. Within this environment, the Fund's Class I shares provided a 12-month cumulative total return of -17.89%, as discussed in the Performance Summary on page 8.

This was not the first time we have experienced poor performance while repositioning the Fund to take advantage of long-term opportunities. In the mid-to-late 1980s, we sold our


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 24 of this report.


CONTENTS

Shareholder Letter ........   1

Performance Summaries
   Class I ................   8
   Class II ...............  12
   Advisor Class ..........  16

Financial Highlights &
Statement of Investments ..  21

Financial Statements ......  33

Notes to the Financial
Statements ................  36

Independent Auditor's Report 41

Tax Designation ...........  42

[FUND CATEGORY PYRAMID CHART]



PAGE

Templeton Foreign Fund
vs. The MSCI EAFE Index
Based on Total Net Assets
12/31/89


[TEMPLETON FOREIGN FUND PIE CHART]

Europe                                                       51%
Japan                                                         0%
Pacific Ex-Japan                                             16%
North America                                                10%
Latin America                                                 4%
Short-Term Investments & Other Net Assets                    19%

[MSCI EAFE INDEX PIE CHART]

                          6/30/98 TOTAL $24.0 TRILLION

Japan                                                        60%
Europe                                                       36%
Pacific Ex-Japan                                              4%

Japanese holdings and bought European shares. As a result, at the end of 1989, the Fund had no Japanese exposure and a large European position. Consequently, as investor enthusiasm for Japanese stocks reached a peak during that period, the Fund lagged market indices like the MSCI EAFE Index(1), which had a large weighting in Japan. But in 1989, Japan's market began a 10-year correction. So our actions proved correct over time, illustrating that, although value investing tends to lag in the later stages of market advances when many investors pick stocks based on momentum, fads and momentum typically fade and the market usually returns to its roots in value.

There are some striking similarities between the current investment environment and that of the late 1980s. A decade ago, valuations were ignored by many investors, as evidenced by the number of Japanese shares selling at more than 80 times earnings. In 1998, investors also seemed to show a lack of respect for valuations. Many price-to-earnings (p/e) ratios of Internet stocks exceeded even those of Japanese shares during the 1980s, and some of the most overvalued equities in January were the top performers during the first half of 1998. For example, the 20% most expensive stocks in the Morgan


1. The unmanaged Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI EAFE) Index includes approximately 1,100 companies representing the stock markets of 21 countries including Germany, France, Australia, New Zealand, and Japan. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.

2

PAGE

Stanley Capital International(R) All Country World Free Index(2) rose 20%. Conversely, the cheapest 20% advanced only 5%.(3)

In the late 1980s, we were too quick to sell Japanese securities and buy European stocks; we now believe that in 1998, we were too quick to sell some of our European holdings and increase our positions in Asia and Latin America. As the charts to the right show, the MSCI EAFE Index which outperformed the Fund significantly during the reporting period, had a European weighting of 75% on August 31, 1998, while the Fund's weighting in the region was only 46%.

Asia

During the reporting period, Asia experienced dramatic stock price declines, and its share of world stock market capitalization shrank appreciably. At their height in the 1980s, Asian stocks accounted for more than half the value of equities worldwide. However, as the chart on the following page shows, between 1993 and 1998, Asia's global share of stock value dropped from 38% to 14%. During the same period, the value of North American stocks increased from 37% to 51% of equities worldwide.(4)

As many Asian shares declined in value, we slowly built positions in companies that we considered to have above average long-term potential. Our largest Asian exposure was Hong Kong SAR, which represented 12.4% of the Fund's total net assets on August 31, 1998.


Templeton Foreign Fund
vs. The MSCI EAFE Index
Based on Total Net Assets
8/31/98

[TEMPLETON FOREIGN FUND PIE CHART]

                             TEMPLETON FOREIGN FUND

Europe                                                      46%
Pacific Ex-Japan                                            22%
Latin America                                               10%
Japan                                                        4%
North America                                                3%
Middle East/Africa                                           2%
Short-Term Investments & Other Net Assets                   13%

[MSCI EAFE INDEX PIE CHART]

                                MSCI EAFE INDEX

Europe                                                       75%
Japan                                                        20%
Pacific Ex-Japan                                              5%

2. The unmanaged Morgan Stanley Capital International(R) (MSCI) All Country World Free Index represents the stock markets of 48 developed and emerging countries, including the U.S., Germany, Mexico, Indonesia, Thailand, and Japan.

3. Stock rankings measured by 1997 year-end p/e ratios, which avaraged 57 for the 20% most expensive stocks and 8 for the cheapest 20% of the stocks. Performance is measured in U.S. dollars and includes reinvested dividends.

4. Source: IFC 1998 Emerging Market Factbook.

                                                                              3

PAGE


How the Asian Share of World
Stock Market Capitalization
Has Shrunk

[12/31/93 BAR GRAPH]

                   12/31/93 TOTAL 12.7 TRILLION

Asia (including Japan) $4.9 Trillion                         38%
North America $4.7 Trillion                                  37%
Euro area $2.8 Trillion                                      22%
Other Countries $356 Billion                                  3%


[6/30/98 BAR GRAPH]

                          6/30/98 TOTAL $24.0 TRILLION

North America $12.2 Trillion                                 51%
Euro area $7.5 Trillion                                      31%
Asia (including Japan) $3.4 Trillion                         14%
Other Countries $910 Billion                                  4%

The stocks of Hong Kong companies we bought generally have what we consider to be solid balance sheets, dividend yields three times the level of the U.S. market, p/e ratios a quarter of those of Europe, and discounts as high as 50% of the replacement cost of their plant and equipment. Hong Kong real estate prices, which fell substantially during the reporting period, remain its primary economic problem. The possible devaluation of the Hong Kong dollar is also a major concern, but, in our opinion, is not likely. So far Hong Kong has fought off currency speculators, and has over $90 billion in foreign currency reserves to support its currency.(5) It also has one of the freest market economies in the world, lacks the elements of crony capitalism found in many other parts of Asia, and its companies generally have little corporate debt. In our opinion, the selling in Hong Kong's financial markets during the Fund's fiscal year was excessive in relation to economic conditions, and we are optimistic about Hong Kong's future.

Europe

As numerous Asian stocks sank to historic lows, many European share prices reached all-time highs. This was particularly true of southern European equity markets, which were boosted by interest


5. Source: Bloomberg.

4

PAGE


rates declining in anticipation of the new common currency (the euro) being introduced in early 1999. We took profits in several of our southern European holdings, but maintained investments in the Nordic region and the United Kingdom. Although European stock valuations are close to record highs, they are still cheaper on average than those of other developed markets.

Looking forward, we are confident about our ability to deal with future volatility in global stock markets. Turbulent markets are not new to us, and where many people see only risk, we see potential returns. Our investment approach is based on a philosophy comprising four basic principles: the patience to look beyond the emotions of the moment to the longer-term value of a security, the discipline to subject an idea to rigorous and detailed analysis, the courage to think independently, and the common sense to know that share prices become cheap under the pressure of selling, or expensive during periods of "irrational exuberance." We will consistently use this approach in the future in our efforts to protect the Fund's assets and produce profits for our shareholders.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market


  TOP 10 EQUITY HOLDINGS
  8/31/98

  NAME,                                 % OF TOTAL
  INDUSTRY, COUNTRY                     NET ASSETS
--------------------------------------------------
  HSBC Holdings Plc.
  Banking, Hong Kong**                       2.4%

  Philips Electronics NV
  Electrical & Electronics,
  Netherlands                                2.4%

  Deutsche Bank AG
  Banking, Germany                           2.2%

  National Australia Bank Ltd.
  Banking, Australia                         1.9%

  ABB AB,A
  Electrical & Electronics, Sweden           1.7%

  General Electric Co. Plc.
  Electrical & Electronics,
  United Kingdom                             1.6%

  Volkswagen AG
  Automobiles, Germany                       1.6%

  Telecomunicacoes
  Brasileiras SA (Telebras)
  Telecommunications, Brazil                 1.6%

  YPF Sociedad Anonima
  Energy Sources, Argentina                  1.5%

  BASF AG
  Chemicals, Germany                         1.5%


**Hong Kong reverted to the sovereignty of China on July 1, 1997.

                                                                               5

PAGE


  TOP 10 COUNTRIES
  REPRESENTED IN THE FUND*
  Equity Investments
  (86.3% of Total Net Assets)
  8/31/98

                                             % OF TOTAL
  COUNTRY                                    NET ASSETS
-------------------------------------------------------
  United Kingdom                                  15.0%

  Hong Kong**                                     12.4%

  Sweden                                           6.7%

  Netherlands                                      5.3%

  Germany                                          5.3%

  Australia                                        5.0%

  Japan                                            4.0%

  Brazil                                           3.9%

  France                                           3.2%

  Argentina                                        3.0%



and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

Please remember that there are special risks associated with global investing related to market, currency, economic, social, political, and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 785% in the last 15 years, but has suffered six declines of more than 20% during that time.(6) These risks and other considerations are discussed in the Fund's prospectus.


*Does not include investments in U.S. government securities and short-term investments and other net assets.

**Hong Kong reverted to the sovereignty of China on July 1, 1997.


(6) Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.

6


PAGE


We thank you for your continued investment in the Fund and would like to reaffirm our dedication and commitment to searching the world for the best possible securities for the Fund's portfolio.

Sincerely,


/s/MARK G. HOLOWESKO

Mark G. Holowesko, CFA
President
Templeton Foreign Fund


                                                                               7


PAGE

PERFORMANCE SUMMARY


CLASS I

Templeton Foreign Fund - Class I produced a -17.89% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 11, the Fund's Class I shares delivered a cumulative total return of 170.20% for the 10-year period ended August 31, 1998.

The Fund's share price, as measured by net asset value, decreased $2.97, from $11.40 on August 31, 1997, to $8.43 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 32 cents ($0.32) in income dividends, 8.5 cents ($0.085) in short-term capital gains, and 76 cents ($0.76) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.

8

PAGE


The graph on page 10 compares the performance of the Fund's Class I shares over the past ten years and the unmanaged Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI EAFE) Index, which includes approximately 1,100 companies representing the stock markets of 21 countries including Germany, France, Australia, New Zealand, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Past performance is not predictive of future results.

                                                                               9

PAGE

CLASS I
Total Return Index Comparison
$10,000 Investment (9/1/88 - 8/31/98)

[LINE GRAPH]

The following line graph hypothetically compares the performance of the Templeton Foreign Fund Class I shares to that of the MSCI EAFE Index and CPI, based on a $10,000 investment from 9/1/88 to 8/31/98.

Total Return Index Comparison

                    Templeton Foreign      MSCI EAFE Index        CPI
                     Fund- Class I
           9/1/88        $9,423                $10,000          $10,000
             9/88        $9,827                $10,439          $10,068
            10/88        $10,269               $11,335          $10,101
            11/88        $10,420               $12,012          $10,110
            12/88        $10,442               $12,081          $10,127
             1/89        $11,054               $12,296          $10,178
             2/89        $10,913               $12,362          $10,218
             3/89        $11,065               $12,122          $10,277
             4/89        $11,368               $12,236          $10,345
             5/89        $11,135               $11,573          $10,404
             6/89        $11,265               $11,381          $10,429
             7/89        $12,175               $12,812          $10,455
             8/89        $12,343               $12,238          $10,472
             9/89        $12,766               $12,798          $10,505
            10/89        $12,385               $12,286          $10,556
            11/89        $12,760               $12,906          $10,580
            12/89        $13,631               $13,386          $10,597
             1/90        $13,660               $12,890          $10,706
             2/90        $13,689               $11,993          $10,756
             3/90        $13,888               $10,746          $10,815
             4/90        $13,578               $10,664          $10,833
             5/90        $14,718               $11,884          $10,857
             6/90        $14,852               $11,782          $10,916
             7/90        $15,472               $11,951          $10,958
             8/90        $14,361               $10,794          $11,058
             9/90        $13,122               $9,293           $11,151
            10/90        $13,338               $10,744          $11,218
            11/90        $13,238               $10,113          $11,243
            12/90        $13,220               $10,281          $11,243
             1/91        $13,624               $10,616          $11,311
             2/91        $14,557               $11,757          $11,327
             3/91        $14,254               $11,054          $11,344
             4/91        $14,494               $11,166          $11,360
             5/91        $14,727               $11,286          $11,393
             6/91        $14,078               $10,460          $11,428
             7/91        $14,935               $10,976          $11,445
             8/91        $14,941               $10,756          $11,478
             9/91        $15,250               $11,366          $11,529
            10/91        $15,209               $11,530          $11,546
            11/91        $14,980               $10,994          $11,579
            12/91        $15,633               $11,566          $11,588
             1/92        $15,825               $11,322          $11,604
             2/92        $16,084               $10,920          $11,647
             3/92        $15,811               $10,202          $11,705
             4/92        $16,399               $10,253          $11,722
             5/92        $17,321               $10,942          $11,738
             6/92        $17,007               $10,427          $11,781
             7/92        $16,563               $10,163          $11,806
             8/92        $16,235               $10,804          $11,839
             9/92        $15,900               $10,595          $11,873
            10/92        $15,346               $10,042          $11,915
            11/92        $15,412               $10,140          $11,931
            12/92        $15,648               $10,195          $11,924
             1/93        $15,920               $10,197          $11,983
             2/93        $16,287               $10,508          $12,024
             3/93        $16,934               $11,427          $12,067
             4/93        $17,485               $12,514          $12,100
             5/93        $17,896               $12,782          $12,117
             6/93        $17,676               $12,585          $12,134
             7/93        $18,087               $13,029          $12,133
             8/93        $19,256               $13,735          $12,167
             9/93        $19,101               $13,429          $12,192
            10/93        $20,143               $13,846          $12,243
            11/93        $19,804               $12,639          $12,251
            12/93        $21,409               $13,554          $12,251
             1/94        $22,400               $14,703          $12,285
             2/94        $22,015               $14,665          $12,328
             3/94        $21,402               $14,036          $12,370
             4/94        $21,765               $14,635          $12,386
             5/94        $21,765               $14,554          $12,394
             6/94        $21,334               $14,763          $12,436
             7/94        $22,128               $14,909          $12,469
             8/94        $22,718               $15,265          $12,521
             9/94        $22,355               $14,787          $12,554
            10/94        $22,666               $15,283          $12,563
            11/94        $21,846               $14,552          $12,579
            12/94        $21,484               $14,646          $12,579
             1/95        $21,118               $14,088          $12,629
             2/95        $21,411               $14,051          $12,679
             3/95        $21,581               $14,931          $12,721
             4/95        $22,312               $15,496          $12,763
             5/95        $22,823               $15,316          $12,789
             6/95        $22,921               $15,051          $12,814
             7/95        $23,968               $15,993          $12,814
             8/95        $23,432               $15,386          $12,848
             9/95        $23,822               $15,691          $12,872
            10/95        $23,218               $15,273          $12,915
            11/95        $23,474               $15,702          $12,906
            12/95        $23,880               $16,339          $12,897
             1/96        $24,660               $16,410          $12,973
             2/96        $24,868               $16,469          $13,015
             3/96        $24,998               $16,823          $13,082
             4/96        $25,649               $17,316          $13,132
             5/96        $25,909               $17,002          $13,157
             6/96        $26,039               $17,101          $13,166
             7/96        $25,336               $16,606          $13,191
             8/96        $25,935               $16,647          $13,216
             9/96        $26,221               $17,092          $13,258
            10/96        $26,538               $16,922          $13,300
            11/96        $27,537               $17,600          $13,325
            12/96        $28,178               $17,378          $13,325
             1/97        $28,558               $16,774          $13,367
             2/97        $28,858               $17,052          $13,407
             3/97        $29,157               $17,118          $13,441
             4/97        $29,320               $17,213          $13,457
             5/97        $30,299               $18,337          $13,449
             6/97        $31,333               $19,353          $13,465
             7/97        $32,203               $19,669          $13,481
             8/97        $31,006               $18,205          $13,506
             9/97        $32,747               $19,229          $13,540
            10/97        $30,319               $17,755          $13,574
            11/97        $29,995               $17,578          $13,566
            12/97        $30,051               $17,736          $13,550
             1/98        $30,172               $18,551          $13,574
             2/98        $31,803               $19,745          $13,601
             3/98        $33,283               $20,358          $13,629
             4/98        $33,464               $20,523          $13,653
             5/98        $32,075               $20,429          $13,678
             6/98        $30,837               $20,587          $13,694
             7/98        $30,474               $20,801          $13,710
             8/98        $25,461               $18,228          $13,727





THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the current, maximum 5.75% initial sales charge, assuming reinvestment of distributions at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge; thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past performance is not predictive of future results.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index. Source: Morgan Stanley Capital International.

***Source: U.S. Bureau of Labor Statistics (8/31/98).


Past performance is not predictive of future results.

10

PAGE
CLASS I
Periods ended 8/31/98

                                                                                 SINCE
                                                                               INCEPTION
                                            1-YEAR      5-YEAR     10-YEAR     (10/5/82)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                 -17.89%      32.22%      170.20%      752.51%
Average Annual Total Return(2)             -22.64%       4.50%        9.80%       13.99%
Value of $10,000 Investment(3)             $7,736     $12,462      $25,461      $80,331

                                8/31/94    8/31/95    8/31/96      8/31/97      8/31/98
----------------------------------------------------------------------------------------
One-Year Total Return(4)         17.94%     3.14%      10.68%       19.55%      -17.89%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus actual total returns would have been lower.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus actual total returns would have been lower.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                              11

PAGE
CLASS II

Templeton Foreign Fund - Class II produced a -18.46% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, decreased $2.95, from $11.25 on August 31, 1997, to $8.30 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 25.57 cents ($0.2557) in income dividends, 8.5 cents ($0.085) in short-term capital gains, and 76 cents ($0.76) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.


12

PAGE
The graph on page 14 compares the performance of the Fund's Class II shares since inception and the unmanaged Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI EAFE) Index, which includes approximately 1,100 companies representing the stock markets of 21 countries including Germany, France, Australia, New Zealand, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Past performance is not predictive of future results.


                                                                              13

PAGE
CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 8/31/98)

[LINE GRAPH]

The following line graph hypothetically compares the performance of the Templeton Foreign Fund Class II shares to that of the MSCI EAFE Index and CPI, based on a $10,000 investment from 5/1/95 to 8/31/98.

Total Return Index Comparison

                  Templeton Foreign      MSCI EAFE Index        CPI
                      Fund - II
          5/1/95        $9,903               $10,000          $10,000
          May-95       $10,119               $9,883           $10,020
          Jun-95       $10,162               $9,713           $10,040
          Jul-95       $10,617               $10,320          $10,040
          Aug-95       $10,379               $9,929           $10,067
          Sep-95       $10,541               $10,125          $10,086
          Oct-95       $10,261               $9,856           $10,119
          Nov-95       $10,386               $10,132          $10,112
          Dec-95       $10,551               $10,544          $10,105
          Jan-96       $10,897               $10,589          $10,164
          Feb-96       $10,978               $10,628          $10,197
          Mar-96       $11,024               $10,856          $10,250
          Apr-96       $11,313               $11,174          $10,289
          May-96       $11,416               $10,972          $10,309
          Jun-96       $11,463               $11,036          $10,316
          Jul-96       $11,139               $10,716          $10,335
          Aug-96       $11,393               $10,742          $10,355
          Sep-96       $11,520               $11,030          $10,388
          Oct-96       $11,654               $10,920          $10,421
          Nov-96       $12,084               $11,357          $10,441
          Dec-96       $12,353               $11,214          $10,441
          Jan-97       $12,509               $10,824          $10,473
          Feb-97       $12,641               $11,004          $10,505
          Mar-97       $12,761               $11,046          $10,531
          Apr-97       $12,833               $11,108          $10,544
          May-97       $13,242               $11,833          $10,537
          Jun-97       $13,686               $12,489          $10,550
          Jul-97       $14,059               $12,693          $10,563
          Aug-97       $13,518               $11,748          $10,583
          Sep-97       $14,287               $12,408          $10,609
          Oct-97       $13,219               $11,457          $10,636
          Nov-97       $13,063               $11,343          $10,629
          Dec-97       $13,081               $11,445          $10,617
          Jan-98       $13,121               $11,971          $10,636
          Feb-98       $13,824               $12,742          $10,657
          Mar-98       $14,462               $13,137          $10,678
          Apr-98       $14,542               $13,244          $10,697
          May-98       $13,917               $13,183          $10,717
          Jun-98       $13,373               $13,285          $10,730
          Jul-98       $13,214               $13,423          $10,742
          Aug-98       $11,022               $11,763          $10,755




THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

* Performance figures represent the change in value of an investment over the periods shown, assuming reinvestment of distributions at net asset value. Past performance is not predictive of future results.

** Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index. Source: Morgan Stanley Capital International.

*** Source: U.S. Bureau of Labor Statistics (8/31/98).


Past performance is not predictive of future results.


14

PAGE

CLASS II
Periods ended 8/31/98

                                                                         SINCE
                                                                       INCEPTION
                                                  1-YEAR     3-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       -18.46%      6.20%      11.31%
Average Annual Total Return(2)                    20.06%      1.67%       2.96%
Value of $10,000 Investment(3)                   $7,994    $10,509     $11,022

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include all sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                              15

PAGE

ADVISOR CLASS

Templeton Foreign Fund - Advisor Class produced a -17.75% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The Fund's share price, as measured by net asset value, decreased $2.98, from $11.42 on August 31, 1997, to $8.44 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 34.58 cents ($0.3458) in income dividends, 8.5 cents ($0.085) in short-term capital gains, and 76 cents ($0.76) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.


16

PAGE

The graph on page 18 compares the performance of the Fund's Advisor Class shares over a ten-year period and the unmanaged Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI EAFE) Index. The MSCI EAFE Index includes approximately 1,100 companies representing the stock markets of 21 countries, including Germany, France, Australia, New Zealand, and Japan. The graph also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Past performance is not predictive of future results.


                                                                              17

PAGE


ADVISOR CLASS
Total Return Index Comparison
$10,000 Investment (9/1/88 - 8/31/98)

[LINE GRAPH]

The following line graph hypothetically compares the performance of the Templeton Foreign Fund Advisor shares to that of the MSCI EAFE Index and CPI, based on a $10,000 investment from 9/1/88 to 8/31/98.

Total Return Index Comparison

               Templeton Foreign Fund -      MSCI EAFE Index         CPI
                     Advisor Class
       9/1/88           $10,000                  $10,000           $10,000
       Sep-88           $10,429                  $10,439           $10,068
       Oct-88           $10,898                  $11,335           $10,101
       Nov-88           $11,058                  $12,012           $10,110
       Dec-88           $11,082                  $12,081           $10,127
       Jan-89           $11,731                  $12,296           $10,178
       Feb-89           $11,582                  $12,362           $10,218
       Mar-89           $11,743                  $12,122           $10,277
       Apr-89           $12,065                  $12,236           $10,345
       May-89           $11,817                  $11,573           $10,404
       Jun-89           $11,955                  $11,381           $10,429
       Jul-89           $12,921                  $12,812           $10,455
       Aug-89           $13,099                  $12,238           $10,472
       Sep-89           $13,548                  $12,798           $10,505
       Oct-89           $13,144                  $12,286           $10,556
       Nov-89           $13,542                  $12,906           $10,580
       Dec-89           $14,465                  $13,386           $10,597
       Jan-90           $14,497                  $12,890           $10,706
       Feb-90           $14,528                  $11,993           $10,756
       Mar-90           $14,738                  $10,746           $10,815
       Apr-90           $14,410                  $10,664           $10,833
       May-90           $15,619                  $11,884           $10,857
       Jun-90           $15,762                  $11,782           $10,916
       Jul-90           $16,419                  $11,951           $10,958
       Aug-90           $15,241                  $10,794           $11,058
       Sep-90           $13,926                  $9,293            $11,151
       Oct-90           $14,155                  $10,744           $11,218
       Nov-90           $14,049                  $10,113           $11,243
       Dec-90           $14,030                  $10,281           $11,243
       Jan-91           $14,458                  $10,616           $11,311
       Feb-91           $15,449                  $11,757           $11,327
       Mar-91           $15,127                  $11,054           $11,344
       Apr-91           $15,382                  $11,166           $11,360
       May-91           $15,629                  $11,286           $11,393
       Jun-91           $14,940                  $10,460           $11,428
       Jul-91           $15,850                  $10,976           $11,445
       Aug-91           $15,857                  $10,756           $11,478
       Sep-91           $16,185                  $11,366           $11,529
       Oct-91           $16,141                  $11,530           $11,546
       Nov-91           $15,898                  $10,994           $11,579
       Dec-91           $16,591                  $11,566           $11,588
       Jan-92           $16,794                  $11,322           $11,604
       Feb-92           $17,070                  $10,920           $11,647
       Mar-92           $16,780                  $10,202           $11,705
       Apr-92           $17,403                  $10,253           $11,722
       May-92           $18,382                  $10,942           $11,738
       Jun-92           $18,049                  $10,427           $11,781
       Jul-92           $17,577                  $10,163           $11,806
       Aug-92           $17,229                  $10,804           $11,839
       Sep-92           $16,874                  $10,595           $11,873
       Oct-92           $16,286                  $10,042           $11,915
       Nov-92           $16,356                  $10,140           $11,931
       Dec-92           $16,607                  $10,195           $11,924
       Jan-93           $16,895                  $10,197           $11,983
       Feb-93           $17,285                  $10,508           $12,024
       Mar-93           $17,971                  $11,427           $12,067
       Apr-93           $18,556                  $12,514           $12,100
       May-93           $18,993                  $12,782           $12,117
       Jun-93           $18,759                  $12,585           $12,134
       Jul-93           $19,195                  $13,029           $12,133
       Aug-93           $20,435                  $13,735           $12,167
       Sep-93           $20,271                  $13,429           $12,192
       Oct-93           $21,377                  $13,846           $12,243
       Nov-93           $21,017                  $12,639           $12,251
       Dec-93           $22,721                  $13,554           $12,251
       Jan-94           $23,773                  $14,703           $12,285
       Feb-94           $23,363                  $14,665           $12,328
       Mar-94           $22,713                  $14,036           $12,370
       Apr-94           $23,098                  $14,635           $12,386
       May-94           $23,098                  $14,554           $12,394
       Jun-94           $22,641                  $14,763           $12,436
       Jul-94           $23,484                  $14,909           $12,469
       Aug-94           $24,110                  $15,265           $12,521
       Sep-94           $23,724                  $14,787           $12,554
       Oct-94           $24,054                  $15,283           $12,563
       Nov-94           $23,184                  $14,552           $12,579
       Dec-94           $22,800                  $14,646           $12,579
       Jan-95           $22,412                  $14,088           $12,629
       Feb-95           $22,722                  $14,051           $12,679
       Mar-95           $22,903                  $14,931           $12,721
       Apr-95           $23,679                  $15,496           $12,763
       May-95           $24,221                  $15,316           $12,789
       Jun-95           $24,325                  $15,051           $12,814
       Jul-95           $25,436                  $15,993           $12,814
       Aug-95           $24,868                  $15,386           $12,848
       Sep-95           $25,281                  $15,691           $12,872
       Oct-95           $24,640                  $15,273           $12,915
       Nov-95           $24,911                  $15,702           $12,906
       Dec-95           $25,343                  $16,339           $12,897
       Jan-96           $26,171                  $16,410           $12,973
       Feb-96           $26,392                  $16,469           $13,015
       Mar-96           $26,530                  $16,823           $13,082
       Apr-96           $27,220                  $17,316           $13,132
       May-96           $27,496                  $17,002           $13,157
       Jun-96           $27,634                  $17,101           $13,166
       Jul-96           $26,889                  $16,606           $13,191
       Aug-96           $27,523                  $16,647           $13,216
       Sep-96           $27,827                  $17,092           $13,258
       Oct-96           $28,164                  $16,922           $13,300
       Nov-96           $29,224                  $17,600           $13,325
       Dec-96           $29,904                  $17,378           $13,325
       Jan-97           $30,308                  $16,774           $13,367
       Feb-97           $30,654                  $17,052           $13,407
       Mar-97           $30,972                  $17,118           $13,441
       Apr-97           $31,174                  $17,213           $13,457
       May-97           $32,213                  $18,337           $13,449
       Jun-97           $33,310                  $19,353           $13,465
       Jul-97           $34,262                  $19,669           $13,481
       Aug-97           $32,963                  $18,205           $13,506
       Sep-97           $34,839                  $19,229           $13,540
       Oct-97           $32,251                  $17,755           $13,574
       Nov-97           $31,938                  $17,578           $13,566
       Dec-97           $31,995                  $17,736           $13,550
       Jan-98           $32,123                  $18,551           $13,574
       Feb-98           $33,858                  $19,745           $13,601
       Mar-98           $35,464                  $20,358           $13,629
       Apr-98           $35,657                  $20,523           $13,653
       May-98           $34,179                  $20,429           $13,678
       Jun-98           $32,830                  $20,587           $13,694
       Jul-98           $32,444                  $20,801           $13,710
       Aug-98           $27,112                  $18,228           $13,727



THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S ADVISOR CLASS SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, assuming reinvestment of distributions at net asset value. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, containing Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Past performance is not predictive of future results.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index. Source: Morgan Stanley Capital International.

***Source: U.S. Bureau of Labor Statistics (8/31/98).


Past performance is not predictive of future results.


18

PAGE


ADVISOR CLASS
Periods ended 8/31/98

                                                                                    SINCE
                                                                                  INCEPTION
                                             1-YEAR*     5-YEAR*     10-YEAR*     (10/5/82)*
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   -17.75%      32.67%      171.12%       755.41%
Average Annual Total Return(1)               -17.75%       5.82%       10.49%        14.44%
Value of $10,000 Investment(2)               $8,225     $13,267      $27,112       $85,541

                                 8/31/94     8/31/95     8/31/96     8/31/97       8/31/98
--------------------------------------------------------------------------------
One-Year Total Return(3),*        17.94%       3.14%      10.68%       19.76%       -17.75%

*On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, containing Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -8.45%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

3. One-year total return represents the change in value of an investment over the periods ended on the dates indicated.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                              19

PAGE


TEMPLETON FOREIGN FUND

CLASS I

If you had invested $10,000 in Templeton Foreign Fund - Class I at inception, it would be worth more than $80,000 today. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on October 5, 1982 (inception), with income dividends and capital gains reinvested as shown through August 31, 1998.*


$80,331
Total value of
investment
8/31/98

[3D GRAPH]


The following mountain chart illustrates the cumulative total return of a $10,000 investment in the Fund on October 5, 1982 (inception).


                  Principal +  Principal +  Total Value    Principal       Income    Cap Gains
                    Dividends    Cap Gains

         10/5/82       $9,423       $9,423       $9,423       $9,423           $0           $0
           12/82       $9,823       $9,823       $9,823       $9,823           $0           $0
           12/83      $13,361      $13,217      $13,410      $13,168         $193          $48
           12/84      $13,094      $12,759      $13,250      $12,603         $491         $156
           12/85      $16,566      $15,735      $16,812      $15,489       $1,077         $246
           12/86      $19,903      $19,896      $21,648      $18,151       $1,752       $1,745
           12/87      $23,252      $24,190      $27,006      $20,436       $2,816       $3,754
           12/88      $26,865      $28,790      $32,946      $22,709       $4,156       $6,081
           12/89      $33,854      $36,619      $43,006      $27,468       $6,387       $9,152
           12/90      $31,870      $34,541      $41,712      $24,700       $7,170       $9,842
           12/91      $36,198      $40,077      $49,325      $26,949       $9,249      $13,127
           12/92      $34,964      $39,496      $49,372      $25,088       $9,876      $14,408
           12/93      $47,393      $53,489      $67,549      $33,333      $14,060      $20,156
           12/94      $45,397      $53,552      $67,783      $31,166      $14,231      $22,386
           12/95      $49,211      $58,571      $75,343      $32,438      $16,772      $26,133
           12/96      $57,909      $67,602      $88,903      $36,608      $21,301      $30,994
           12/97      $58,221      $71,754      $94,815      $35,159      $23,062      $36,595
         8/31/98      $49,327      $60,792      $80,331      $29,788      $19,539      $31,004



*Cumulative total return represents the change in value of an investment over the indicated period. All figures have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to Class I shares of the Fund. The Fund offers other share classes, subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details.


Past performance is not predictive of future results.


20

PAGE


TEMPLETON FOREIGN FUND
Financial Highlights


                                                                                    Class I
                                                      --------------------------------------------------------------------
                                                                             Year Ended August 31,
                                                      --------------------------------------------------------------------
                                                         1998           1997           1996          1995          1994
                                                      --------------------------------------------------------------------

Per Share Operating Performance
(For a share outstanding throughout the year)
Net asset value, beginning of year................         $11.40          $9.97         $9.62        $10.01         $8.74
                                                      --------------------------------------------------------------------
Income from investment operations:
 Net investment income............................            .30            .32           .27           .23           .14
 Net realized and unrealized gains (losses).......          (2.11)          1.56           .69           .05          1.39
                                                      --------------------------------------------------------------------
Total from investment operations..................          (1.81)          1.88           .96           .28          1.53
                                                      --------------------------------------------------------------------
Less distributions from:
 Net investment income............................           (.32)          (.28)         (.25)         (.16)         (.13)
 Net realized gains...............................           (.84)          (.17)         (.36)         (.51)         (.13)
                                                      --------------------------------------------------------------------
Total distributions...............................          (1.16)          (.45)         (.61)         (.67)         (.26)
                                                      --------------------------------------------------------------------
Net asset value, end of year......................          $8.43         $11.40         $9.97         $9.62        $10.01
                                                      --------------------------------------------------------------------
                                                      --------------------------------------------------------------------
Total Return*.....................................       (17.89)%         19.55%        10.68%         3.14%        17.94%
Ratios/Supplemental Data
Net assets, end of year (000's)...................    $10,745,504    $14,367,787    $9,602,209    $6,941,238    $5,014,438
Ratios to average net assets:
 Expenses.........................................          1.12%          1.08%         1.12%         1.15%         1.14%
 Net investment income............................          2.79%          3.28%         3.09%         2.81%         1.84%
Portfolio turnover rate...........................         38.27%         37.28%        15.91%        21.78%        36.75%


*Total return does not reflect sales commissions.
                                                                              21

PAGE

TEMPLETON FOREIGN FUND
Financial Highlights (continued)


                                                                                   Class II
                                                                -----------------------------------------------
                                                                             Year Ended August 31,
                                                                -----------------------------------------------
                                                                   1998          1997         1996       1995+
                                                                -----------------------------------------------
Per Share Operating Performance
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................        $11.25         $9.87       $9.59      $9.16
                                                                -----------------------------------------------
Income from investment operations:
 Net investment income......................................           .22           .26         .30        .03
 Net realized and unrealized gains (losses).................         (2.07)         1.52         .58        .40
                                                                -----------------------------------------------
Total from investment operations............................         (1.85)         1.78         .88        .43
                                                                -----------------------------------------------
Less distributions from:
 Net investment income......................................          (.26)         (.23)       (.24)        --
 Net realized gains.........................................          (.84)         (.17)       (.36)        --
                                                                -----------------------------------------------
Total distributions.........................................         (1.10)         (.40)       (.60)        --
                                                                -----------------------------------------------
Net asset value, end of year................................         $8.30        $11.25       $9.87      $9.59
                                                                -----------------------------------------------
                                                                -----------------------------------------------
Total Return*...............................................      (18.46)%        18.65%       9.78%      4.81%
Ratios/Supplemental Data
Net assets, end of year (000's).............................    $1,159,810    $1,303,639    $527,443    $63,428
Ratios to average net assets:
 Expenses...................................................         1.87%         1.83%       1.87%      1.90%**
 Net investment income......................................         2.07%         2.62%       2.63%      1.86%**
Portfolio turnover rate.....................................        38.27%        37.28%      15.91%     21.78%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.

 22

PAGE

TEMPLETON FOREIGN FUND
Financial Highlights (continued)



                                                                   Advisor Class
                                                                --------------------
                                                                 Year Ended August
                                                                        31,
                                                                --------------------
                                                                 1998++      1997+
                                                                --------------------

Per Share Operating Performance
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $11.42      $10.26
                                                                --------------------
Income from investment operations:
 Net investment income......................................         .33         .07
 Net realized and unrealized gains (losses).................       (2.12)       1.09
                                                                --------------------
Total from investment operations............................       (1.79)       1.16
                                                                --------------------
Less distributions from:
 Net investment income......................................        (.35)         --
 Net realized gains.........................................        (.84)         --
                                                                --------------------
Total distributions.........................................       (1.19)         --
                                                                --------------------
Net asset value, end of year................................       $8.44      $11.42
                                                                --------------------
                                                                --------------------
Total Return*...............................................    (17.75)%      11.31%
Ratios/Supplemental Data
Net assets, end of year (000's).............................     $50,022    $139,100
Ratios to average net assets:
 Expenses...................................................        .87%        .83%**
 Net investment income......................................       3.08%       3.37%**
Portfolio turnover rate.....................................      38.27%      37.28%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997. ++Based on weighted average shares outstanding.

                       See Notes to Financial Statements.

                                                                              23

PAGE


TEMPLETON FOREIGN FUND
Statement of Investments, August 31, 1998


                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------

Common Stocks 80.7%
Appliances & Household Durables .7%
Chofu Seisaku Co. Ltd. .....................................      Japan                452,100    $     4,130,668
Sindo Ricoh Co. NPV.........................................   South Korea             449,660         10,288,407
Sony Corp. .................................................      Japan              1,003,800         73,299,652
                                                                                                  ---------------
                                                                                                       87,718,727
                                                                                                  ---------------
Automobiles 1.8%
Autoliv Inc., ADR...........................................      Sweden             1,291,354         39,754,602
Fiat SpA, di Risp...........................................      Italy             10,103,340         18,364,966
Volkswagen AG...............................................     Germany               479,900         35,376,807
Volvo AB, B.................................................      Sweden             4,541,000        125,198,497
                                                                                                  ---------------
                                                                                                      218,694,872
                                                                                                  ---------------
Banking 9.1%
Australia & New Zealand Banking Group Ltd. .................    Australia           15,060,131         76,115,501
Bangkok Bank Public Co. Ltd., fgn. .........................     Thailand           35,450,500         24,959,183
Bank Slaski SA W Katowicach.................................      Poland               462,881         22,305,272
Deutsche Bank AG............................................     Germany             4,000,000        260,391,267
Development Bank of Singapore Ltd., fgn. ...................    Singapore            3,378,600         11,699,544
Guoco Group Limited.........................................    Hong Kong           19,272,500         11,626,870
HSBC Holdings Plc...........................................    Hong Kong           13,520,812        287,019,766
*Kookmin Bank...............................................   South Korea           3,049,112          8,398,887
National Australia Bank Ltd. ...............................    Australia           18,252,374        225,850,267
National Australia Cap Sec Plc. ............................    Australia            2,439,153         66,162,025
Nordbanken Holding AB.......................................      Sweden             9,100,000         54,228,948
Unibanco Uniao de Bancos Brasileiros SA, GDR................      Brazil               953,290         14,299,350
Union Bank of Norway, Primary Capital Certificate...........      Norway               972,000         23,486,408
                                                                                                  ---------------
                                                                                                    1,086,543,288
                                                                                                  ---------------
Beverages & Tobacco
*Buenos Aires Embotelladora SA (Baesa), B, ADR..............    Argentina            1,200,000             12,000
                                                                                                  ---------------
Broadcasting & Publishing .6%
*Apt Sattellite Holdings Ltd., ADR..........................    Hong Kong            3,000,000         10,125,000
South China Morning Post Holdings, Ltd. ....................    Hong Kong           48,612,400         15,996,699
South China Morning Post Holdings, Ltd., 144A...............    Hong Kong           31,530,000         10,375,458
Television Broadcasts Ltd. .................................    Hong Kong           18,000,000         38,791,101
                                                                                                  ---------------
                                                                                                       75,288,258
                                                                                                  ---------------
Building Materials & Components 1.2%
Caradon Plc. ...............................................  United Kingdom         6,546,802         15,183,310
Cemex SA....................................................      Mexico             5,000,000         10,030,593
Cemex SA, B.................................................      Mexico             4,715,770         11,588,983
Cemex SA, B, ADR............................................      Mexico               798,419          3,924,222
Gujarat Ambuja Cements Ltd. ................................      India                 20,125             85,621
+Hepworth Plc. .............................................  United Kingdom        21,012,458         53,306,107
Okumura Corp. ..............................................      Japan             11,000,000         35,370,777

 24

PAGE

TEMPLETON FOREIGN FUND
Statement of Investments, August 31, 1998 (cont.)



                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Building Materials & Components (cont.)
*Siam Cement Public Co. Ltd., fgn. .........................     Thailand            1,114,860    $     7,130,847
Suez Cement Co., GDR, 144A..................................      Egypt                 64,000            870,400
                                                                                                  ---------------
                                                                                                      137,490,860
                                                                                                  ---------------
Business & Public Services .4%
*Waste Management International Plc. .......................  United Kingdom         8,015,100         44,223,370
                                                                                                  ---------------
Chemicals 4.1%
BASF AG.....................................................     Germany             4,420,000        177,952,935
Beijing Yanhua Petrochemical Company Limited, ADR...........      China              1,300,000          3,412,500
Cookson Group Plc. .........................................  United Kingdom        11,015,799         28,775,844
+DSM NV.....................................................   Netherlands           1,852,903        163,125,854
European Vinyls Corporation Evc International NV............   Netherlands             450,367          5,680,366
Imperial Chemical Industries Plc. ..........................  United Kingdom           554,112          6,096,076
Rhone-Poulenc SA, A.........................................      France             2,100,000        106,065,990
Shanghai Petrochemical Co. Ltd., H..........................      China             61,677,000          3,303,045
                                                                                                  ---------------
                                                                                                      494,412,610
                                                                                                  ---------------
Construction & Housing .5%
Daito Trust Construction Co. Ltd. ..........................      Japan                981,581          7,855,985
Fletcher Challenge Building Ltd. ...........................   New Zealand           5,754,650          6,702,896
+Hollandsche Beton Groep NV.................................   Netherlands           2,194,149         35,612,679
Kyudenko Corp. .............................................      Japan              2,295,000         13,848,998
                                                                                                  ---------------
                                                                                                       64,020,558
                                                                                                  ---------------
Electrical & Electronics 6.2%
ABB AB, A...................................................      Sweden            18,061,610        200,974,853
+G P Batteries International Ltd. ..........................    Singapore            5,883,398          6,426,685
General Electric Co. Plc. ..................................  United Kingdom        29,520,000        193,524,339
Gold Peak Industries (Holdings) Ltd. .......................    Hong Kong           14,766,000          2,286,584
Hitachi Ltd. ...............................................      Japan              2,619,600         13,117,481
Matsushita Electric Industrial Co. Ltd. ....................      Japan              3,000,000         43,133,366
Philips Electronics NV......................................   Netherlands           4,344,990        283,399,765
                                                                                                  ---------------
                                                                                                      742,863,073
                                                                                                  ---------------
Electronic Components & Instruments .2%
BICC Plc. ..................................................  United Kingdom        16,311,592         24,172,808
                                                                                                  ---------------
Energy Equipment & Services .3%
Koninklijke Pakhoed NV......................................   Netherlands           1,302,048         38,013,612
                                                                                                  ---------------
Energy Sources 7.3%
Anglo American Coal Corp. Ltd. (Amcoal).....................   South Africa            543,003         20,722,047
Norsk Hydro AS..............................................      Norway             3,607,174        130,044,638
Perez Companc SA, Reg B.....................................    Argentina           10,347,700         40,985,088
*Ranger Oil Ltd. ...........................................      Canada             3,305,505         17,560,495
*Renaissance Energy Ltd. ...................................      Canada             6,500,000         71,060,960

                                                                              25

PAGE

TEMPLETON FOREIGN FUND
Statement of Investments, August 31, 1998 (cont.)


                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Energy Sources (cont.)
Repsol SA...................................................      Spain              3,811,000    $   171,764,097
Saga Petroleum AS, A........................................      Norway             2,737,815         29,030,234
Saga Petroleum AS, B........................................      Norway             1,196,580         11,688,205
Societe Elf Aquitaine SA....................................      France             1,486,000        151,868,697
Transportadora de Gas del Sur SA, B, ADR....................    Argentina            3,590,600         34,110,700
Woodside Petroleum Ltd. ....................................    Australia              988,553          4,469,021
YPF Sociedad Anonima, D.....................................    Argentina            1,475,000         33,046,609
YPF Sociedad Anonima, D, ADR................................    Argentina            6,785,300        150,124,762
                                                                                                  ---------------
                                                                                                      866,475,553
                                                                                                  ---------------
Financial Services .2%
Lend Lease Corp. Ltd. ......................................    Australia            1,116,600         21,118,078
                                                                                                  ---------------
Food & Household Products 2.3%
Albert Fisher Group Plc. ...................................  United Kingdom        22,826,455          4,682,330
Hillsdown Holdings Plc. ....................................  United Kingdom        26,046,153         61,714,541
Illovo Sugar Limited........................................   South Africa          4,800,000          3,361,737
Industrias Bachoco SA, ADR..................................      Mexico               500,000          3,968,750
Panamerican Beverages Inc., A...............................      Mexico             1,202,900         19,171,219
Pepsi-Gemex SA de CV, GDR...................................      Mexico             1,484,400         13,545,150
Showa Sangyo Co. ...........................................      Japan              1,639,400          3,018,939
Tate & Lyle Plc. ...........................................  United Kingdom        19,100,000        141,285,437
Vitro SA De CV, A...........................................      Mexico             8,183,320         10,276,861
Vitro SA De CV, ADR.........................................      Mexico             3,417,640         13,029,753
                                                                                                  ---------------
                                                                                                      274,054,717
                                                                                                  ---------------
Forest Products & Paper 5.7%
Aracruz Celulose SA, ADR....................................      Brazil             3,239,700         20,450,606
*Asia Pulp & Paper Co. Ltd., ADR............................    Indonesia            3,804,500         19,735,844
Assidomaen AB...............................................      Sweden             1,780,900         41,174,079
Carter Holt Harvey Ltd. ....................................   New Zealand          50,427,724         35,492,240
Cartiere Burgo SpA..........................................      Italy              2,750,630         16,511,513
Enso OY, A..................................................     Finland               634,000          5,316,067
Enso OY, R..................................................     Finland             8,687,550         73,330,417
Fletcher Challenge Paper Ltd. ..............................   New Zealand          29,863,383         18,502,257
Metsa Serla OY, B...........................................     Finland             2,859,000         21,841,711
Mitsubishi Paper Mills Ltd. ................................      Japan              5,797,000          9,771,839
Mo Och Domsjoe AB (Modo), B.................................      Sweden             4,000,800         78,647,825
Munksjo AB..................................................      Sweden             1,100,000          8,159,935
Norske Skogindustrier AS, A.................................      Norway             1,619,000         44,738,127
*PT Indah Kiat Pulp & Paper Corporation TBK.................    Indonesia          165,994,073         41,310,742
*PT Inti Indorayon Utama....................................    Indonesia           18,919,500            856,086
*PT Tjiwi Kimia TBK.........................................    Indonesia           11,273,766          1,581,388
*Sappi Ltd. ................................................   South Africa          9,003,500         28,095,432
Stora Kopparbergs Bergslags AB, A...........................      Sweden             2,381,700         28,857,312
Stora Kopparbergs Bergslags AB, B...........................      Sweden             2,348,100         28,450,206

 26

PAGE

TEMPLETON FOREIGN FUND
Statement of Investments, August 31, 1998 (cont.)



                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Forest Products & Paper (cont.)
Svenska Cellulosa AB (SCA), B...............................      Sweden             1,762,656    $    37,483,381
Unipapel SA.................................................      Spain                159,244          4,465,828
UPM-Kymmene Corporation.....................................     Finland             6,067,834        122,108,552
                                                                                                  ---------------
                                                                                                      686,881,387
                                                                                                  ---------------
Health & Personal Care
Ono Pharmaceutical Co. Ltd. ................................      Japan                 93,000          2,193,427
                                                                                                  ---------------
Industrial Components 3.0%
BTR Plc. ...................................................  United Kingdom        50,250,000        110,228,738
Chudenko Corp. .............................................      Japan              1,000,000         17,564,984
Sandvik AB, B...............................................      Sweden             2,395,000         48,709,556
Sanyo Electric Co. Ltd. ....................................      Japan             12,000,000         31,446,986
SKF AB, A...................................................      Sweden             1,925,705         29,760,657
SKF AB, B...................................................      Sweden             4,791,776         73,461,695
+Yamato Kogyo Co. Ltd. .....................................      Japan              7,702,000         50,732,063
                                                                                                  ---------------
                                                                                                      361,904,679
                                                                                                  ---------------
Insurance .6%
Ace Ltd. ...................................................     Bermuda             2,000,000         58,000,000
HIH Winterthur International Holdings Ltd. .................    Australia            9,187,905         11,672,255
                                                                                                  ---------------
                                                                                                       69,672,255
                                                                                                  ---------------
Leisure & Tourism .9%
+Grand Hotel Holdings Ltd., A...............................    Hong Kong           34,685,000          5,371,135
Harbour Centre Development Ltd. ............................    Hong Kong           14,330,000          4,438,136
Mandarin Oriental Intl. Ltd. ...............................    Singapore           34,207,000         16,077,290
Rank Group Plc. ............................................  United Kingdom        12,673,050         60,268,025
Shangri-La Asia Ltd. .......................................    Hong Kong           31,403,000         17,830,641
                                                                                                  ---------------
                                                                                                      103,985,227
                                                                                                  ---------------
Machinery & Engineering 1.8%
Makita Corporation..........................................      Japan              1,342,200         15,609,409
+Mckechnie Group Plc. ......................................  United Kingdom         7,000,000         40,791,038
New Holland NV..............................................   Netherlands           2,900,900         32,091,206
Rauma OY....................................................     Finland             1,600,000         23,254,297
VA Technologie AG...........................................     Austria               159,747         15,577,161
Valmet OY...................................................     Finland             3,000,000         40,247,822
+Vickers Group Plc. ........................................  United Kingdom        19,749,701         53,244,392
                                                                                                  ---------------
                                                                                                      220,815,325
                                                                                                  ---------------
Merchandising 2.8%
Best Denki Co. Ltd. ........................................      Japan                761,500          4,206,884
Dairy Farm International Holdings Ltd. .....................    Hong Kong           56,773,759         53,935,071
Gucci Group NV..............................................   Netherlands           1,000,000         34,687,500
Matsuzakaya Co. Ltd. .......................................      Japan              4,301,600         17,122,312

                                                                              27

PAGE

TEMPLETON FOREIGN FUND
Statement of Investments, August 31, 1998 (cont.)



                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Merchandising (cont.)
Safeway Plc. ...............................................  United Kingdom        11,603,978    $    60,527,456
Storehouse Plc. ............................................  United Kingdom        12,863,153         46,740,639
Thorn Plc. .................................................  United Kingdom         1,925,000          7,881,286
+W.H. Smith Group Plc. .....................................  United Kingdom        13,671,360        105,764,804
                                                                                                  ---------------
                                                                                                      330,865,952
                                                                                                  ---------------
Metals & Mining 6.4%
Alcan Aluminum Ltd. ........................................      Canada             5,611,870        106,019,730
Alcan Aluminum Ltd., ADR....................................      Canada             2,012,545         38,238,355
Anglo American Platinum Corp. Ltd. .........................   South Africa          4,000,000         49,803,510
Arbed SA....................................................     Belgium               260,357         21,832,422
Billiton Plc. ..............................................  United Kingdom        25,553,088         43,858,596
British Steel Plc. .........................................  United Kingdom        83,980,192        150,820,938
Companhia Siderurgica Nacional CSN, ADR.....................      Brazil             1,483,275         23,732,400
+Elkem AS, A................................................      Norway             2,524,000         28,871,666
Grupo Mexico SA de CV, B....................................      Mexico            15,961,800         28,659,032
Industrias Penoles SA.......................................      Mexico             2,324,000          5,571,353
Ingwe Coal Corporation Ltd. ................................   South Africa          3,663,100         13,768,159
Iscor Ltd. .................................................   South Africa         60,131,200         11,885,393
*Maanshan Iron & Steel Co. Ltd., H..........................      China             82,488,000          2,277,968
Minorco SA, ADR.............................................    Luxembourg           3,743,941         31,355,506
Outokumpu OY, A.............................................     Finland             1,101,400         11,492,691
Pechiney SA, A..............................................      France             3,186,105        103,238,428
Pohang Iron & Steel Co. Ltd. ...............................   South Korea             945,460         36,878,103
RGC Ltd. ...................................................    Australia            1,979,736          2,441,405
Union Miniere NPV...........................................     Belgium               500,000         24,606,840
WMC Ltd. ...................................................    Australia           10,468,500         25,699,641
                                                                                                  ---------------
                                                                                                      761,052,136
                                                                                                  ---------------
Misc Materials & Commodities 1.0%
+Agrium Inc. ...............................................      Canada             7,048,695         59,473,364
De Beers/Centenary Linked Units, ADR........................   South Africa          4,300,000         49,450,000
De Beers/Centenary Linked Units, reg. ......................   South Africa            929,800         11,243,992
                                                                                                  ---------------
                                                                                                      120,167,356
                                                                                                  ---------------
Multi-Industry 7.6%
Alfa SA de CV, A............................................      Mexico             7,632,100         17,224,761
Amoy Properties Ltd. .......................................    Hong Kong           62,024,000         29,814,613
Broken Hill Proprietary Co. Ltd. ...........................    Australia           17,280,777        119,260,294
Cheung Kong Holdings Ltd. ..................................    Hong Kong           27,250,000        105,494,761
DESC SA de CV DESC, B.......................................      Mexico             2,250,000          8,011,936
DESC SA de CV DESC, C, ADR..................................      Mexico                27,500            426,250
+Elementis Plc. ............................................  United Kingdom        28,200,000         46,748,941
First Pacific Co. ..........................................    Hong Kong           84,831,800         26,273,205
Hicom Holdings Bhd. ........................................     Malaysia           15,675,000          2,284,631
Hutchison Whampoa Ltd. .....................................    Hong Kong           27,000,000        117,070,149


 28

PAGE

TEMPLETON FOREIGN FUND
Statement of Investments, August 31, 1998 (cont.)



                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------

Common Stocks (cont.)
Multi-Industry (cont.)
+Inchcape Plc. .............................................  United Kingdom        30,000,000    $    81,381,135
Jardine Matheson Holdings Ltd. .............................    Hong Kong           20,109,352         35,794,647
Jardine Strategic Holdings Ltd. ............................    Hong Kong           14,694,764         17,192,874
Metra OY, B.................................................     Finland               284,185          7,582,856
Murray & Roberts Holdings Ltd. .............................   South Africa         15,000,000         11,439,244
Next Plc. ..................................................  United Kingdom         5,000,000         37,592,726
Pacific Dunlop Ltd. ........................................    Australia           23,278,012         40,575,239
Pilkington Plc. ............................................  United Kingdom        50,000,000         65,305,849
*Saab AB, B.................................................      Sweden             1,255,450         10,399,608
Swire Pacific Ltd., A.......................................    Hong Kong           35,923,400        103,609,145
Swire Pacific Ltd., B.......................................    Hong Kong           34,818,700         15,613,868
Wheelock and Company Ltd. ..................................    Hong Kong           10,000,000          5,258,607
                                                                                                  ---------------
                                                                                                      904,355,339
                                                                                                  ---------------
Real Estate 1.1%
+Bail Investissement........................................      France               164,380         22,557,052
Hang Lung Development Co. Ltd. .............................    Hong Kong           45,361,000         35,121,819
Hon Kwok Land Investment Co. Ltd. ..........................    Hong Kong           48,971,000          2,590,991
Hong Kong Land Holdings Ltd. ...............................    Hong Kong           14,871,000         12,194,220
New Asia Realty and Trust Co. Ltd., A.......................    Hong Kong            5,074,000          3,142,931
New World Development Co. Ltd. .............................    Hong Kong           24,473,380         26,370,815
Wereldhave NV...............................................   Netherlands             450,000         25,665,184
                                                                                                  ---------------
                                                                                                      127,643,012
                                                                                                  ---------------
Recreation & Other Consumer Goods 1.2%
Nintendo Co. Ltd. ..........................................      Japan              1,107,700        102,540,116
Yue Yuen Industrial (Holdings) Ltd. ........................    Hong Kong           22,931,400         41,428,741
                                                                                                  ---------------
                                                                                                      143,968,857
                                                                                                  ---------------
Telecommunications 5.0%
Asia Satellite Telecommunications Holdings Ltd. ............    Hong Kong            8,945,000          9,407,649
Asia Satellite Telecommunications Holdings Ltd., ADR........    Hong Kong              425,000          4,542,188
Hong Kong Telecommunications Ltd. ..........................    Hong Kong           56,177,087         99,316,845
Nortel Inversora SA, ADR....................................    Argentina              700,000         13,125,000
PT Indosat TBK, ADR.........................................    Indonesia              932,700          5,596,200
Rostelekom..................................................      Russia            12,950,200          7,899,622
Rostelecom, ADR.............................................      Russia                 8,300             30,087
SK Telecom Co. Ltd., ADR....................................   South Korea           9,102,349         54,614,094
Smartone Telecommunications Holdings Ltd. ..................    Hong Kong           21,275,000         44,750,748
Telecom Argentina Stet-France SA (Teco), B, ADR.............    Argentina            3,228,900         72,246,638
*Telecomunicacoes de Minas Gerais Celular SA Telemig........      Brazil           176,397,107          2,997,657
Telecomunicacoes de Minas Gerais SA Telemig.................      Brazil           176,397,107          4,796,251
Telefonica de Argentina SA (Tear), B, ADR...................    Argentina              678,600         15,183,675
Telefonica del Peru SA, B...................................       Peru             10,829,856         14,372,735
Telefonica del Peru SA, B, ADR..............................       Peru              1,829,200         23,550,950
Telefonica SA...............................................      Spain              1,931,700         72,229,960

                                                                              29

PAGE

TEMPLETON FOREIGN FUND
Statement of Investments, August 31, 1998 (cont.)



                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------

Common Stocks (cont.)
Telecommunications (cont.)
Telefonos de Mexico SA (Telmex), L..........................      Mexico            13,623,481    $    24,187,333
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico             3,600,200        128,482,138
                                                                                                  ---------------
                                                                                                      597,329,770
                                                                                                  ---------------
Textiles & Apparel .1%
Courtaulds Textiles Plc. ...................................  United Kingdom         3,750,000         12,590,214
Dawson International Plc. ..................................  United Kingdom         8,625,900          2,455,505
                                                                                                  ---------------
                                                                                                       15,045,719
                                                                                                  ---------------
Transportation 2.7%
Air New Zealand Ltd., B.....................................   New Zealand          16,817,000         15,837,179
Cathay Pacific Airways Ltd. ................................    Hong Kong           54,512,000         39,745,109
Great Eastern Shipping Co. Ltd. ............................      India                  4,230              2,174
Great Eastern Shipping Co. Ltd., GDR........................      India                418,000            956,175
Great Eastern Shipping Co. Ltd., GDR, 144A..................      India                600,700          1,374,101
Guangshen Railway Company Limited, H, ADR...................      China                502,620          2,104,721
Hitachi Zosen Corp. ........................................      Japan             26,313,000         32,614,031
Koninklijke Nedlloyd Groep NV...............................   Netherlands              99,250          1,571,003
Kvaerner ASA, A.............................................      Norway             1,622,460         33,364,642
Peninsular & Oriental Steam Navigation Co. .................  United Kingdom         4,185,828         48,363,525
Singapore Airlines Ltd., fgn. ..............................    Singapore           28,235,800        120,828,874
Transport Development Group Plc. ...........................  United Kingdom           565,217          2,257,311
*Transportacion Maritima Mexicana SA de CV, A, ADR..........      Mexico               831,300          4,572,150
*Transportacion Maritima Mexicana SA de CV, L, ADR..........      Mexico               789,400          4,637,725
Vosper Thornycroft Holdings Plc. ...........................  United Kingdom         1,200,000         15,773,874
                                                                                                  ---------------
                                                                                                      324,002,594
                                                                                                  ---------------
Utilities Electrical & Gas 5.9%
*CEZ AS.....................................................  Czech Republic           964,463         17,504,943
CLP Holdings Ltd. ..........................................    Hong Kong           24,188,000        101,756,155
Electrabel SA...............................................     Belgium               280,133         91,267,350
Gener SA, ADR...............................................      Chile              1,704,350         22,476,116
Guangdong Electric Power Development Co Ltd., B.............      China              6,757,467          1,892,286
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong           50,499,600        149,885,253
Korea Electric Power Corp. .................................   South Korea           6,275,020         80,848,092
Mosenergo...................................................      Russia           265,000,000          3,975,000
Mosenergo, ADR..............................................      Russia             1,350,000          1,573,020
Mosenergo, ADR, 144A........................................      Russia             1,350,000          1,603,125
National Grid Group Plc. ...................................  United Kingdom        17,000,000        122,904,771
Thames Water Group Plc. ....................................  United Kingdom         5,958,333        107,355,560
                                                                                                  ---------------
                                                                                                      703,041,671
                                                                                                  ---------------

 30

PAGE

TEMPLETON FOREIGN FUND
Statement of Investments, August 31, 1998 (cont.)


                                                                 COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Wholesale & International Trade
Inchcape Motores Ltd. ......................................    Singapore               99,100    $        34,875
Sime Darby Hongkong Ltd. ...................................    Hong Kong           10,435,400          2,558,620
                                                                                                  ---------------
                                                                                                        2,593,495
                                                                                                  ---------------
Total Common Stocks (Cost $12,191,021,708)..................                                        9,650,620,585
                                                                                                  ---------------
Preferred Stocks 5.6%
Ballast Nedam NV, ctf., cvt., pfd. .........................   Netherlands             256,749          9,934,259
Banco Bradesco SA BBD, pfd. ................................      Brazil         6,996,200,000         39,234,361
Centrais Eletricas Brasileiras SA (Electrobras), B, pfd. ...      Brazil           370,900,000          5,672,699
Centrais Eletricas Brasileiras SA (Electrobras), ADR,
  pfd. .....................................................      Brazil             3,858,200         29,504,462
*Centrais Geradoras do Sul do Brasil SA (Gerasul), ADR,
  pfd. .....................................................      Brazil               321,660          1,626,202
Cia Vale do Rio Doce, A, pfd. ..............................      Brazil               949,420         12,584,716
Cia Vale do Rio Doce, A, ADR, pfd. .........................      Brazil             1,550,500         20,552,128
Embotelladora Andina SA, B, ADR, pfd. ......................      Chile                462,050          5,169,184
Ericsson Telecomunicacoes SA, pfd. .........................      Brazil           949,096,000         29,870,436
Fiat SpA, pfd. .............................................      Italy             59,004,500        108,099,589
Krones AG Herman Kronseder Maschinen Fabrik, pfd. ..........     Germany                52,066          1,919,076
Petroleo Brasileiro SA (Petrobras), pfd. ...................      Brazil           340,000,000         34,667,346
+++Receipts of Telebras Stock...............................      Brazil           572,200,000         40,597,077
++Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ....      Brazil             2,050,000        144,909,375
*Telecomunicacoes de Minas Gerais Celular SA Telemig, C,
  pfd. .....................................................      Brazil            38,363,000            945,303
Telecomunicacoes de Minas Gerais SA Telemig, B, pfd. .......      Brazil            38,363,000          1,533,021
Usinas Siderurgicas de Minas Gerais SA, pfd. ...............      Brazil             7,945,430         33,080,642
Volkswagen AG, pfd. ........................................     Germany             3,051,340        153,129,339
                                                                                                  ---------------
Total Preferred Stocks (Cost $942,667,176)..................                                          673,029,215
                                                                                                  ---------------

                                                                                  PRINCIPAL
                                                                                   AMOUNT**
                                                                                   --------

Bonds 7.2%
U.S. Treasury Bonds:
  14.00%, 11/15/11..........................................  United States     $   97,000,000        153,260,097
  7.875%, 2/15/21...........................................  United States        128,500,000        168,254,816
  6.25%, 8/15/23............................................  United States        155,303,000        172,095,292
U.S. Treasury Notes:
  6.375%, 7/15/99...........................................  United States        102,500,000        103,589,165
  6.00%, 10/15/99...........................................  United States        133,000,000        134,247,008
  6.375%, 1/15/00...........................................  United States        123,000,000        125,114,124
                                                                                                  ---------------
Total Bonds (Cost $803,255,956).............................                                          856,560,502
                                                                                                  ---------------

                                                                              31

PAGE

TEMPLETON FOREIGN FUND
Statement of Investments, August 31, 1998 (cont.)


                                                                                  PRINCIPAL
                                                                 COUNTRY           AMOUNT**            VALUE
-----------------------------------------------------------------------------------------------------------------

Short Term Investments (Cost $877,059,914) 7.3%
U.S. Treasury Bills, 4.470% to 5.035% with maturities to
  1/21/99...................................................  United States     $  886,952,000    $   877,555,502
                                                                                                  ---------------
Total Investments (Cost $14,814,004,754) 100.8%.............                                       12,057,765,804
Other Assets, less Liabilities (.8%)........................                                         (102,429,856)
                                                                                                  ---------------
Total Net Assets 100.0%.....................................                                      $11,955,335,948
                                                                                                  ---------------
                                                                                                  ---------------

*Non-income producing.
**Securities traded in U.S. dollars.
+Affiliated issuers (see note 6).
++Includes securities of twelve new holding companies deemed received in conjunction with the "split-up" of Telecomunicacoes Brasileiras SA (Telebras). +++Receipts of Telebras stock represent a basket of twelve new holding companies to be received in conjunction with the "split-up" of Telecomunicacoes Brasileiras SA (Telebras).
                       See Notes to Financial Statements.
 32

PAGE


TEMPLETON FOREIGN FUND
Financial Statements

Statement of Assets and Liabilities
August 31, 1998


Assets:
 Investments in securities, at value (cost
  $14,814,004,754)..........................................  $12,057,765,804
 Cash.......................................................        3,270,230
 Receivables:
  Investment securities sold................................       92,578,404
  Capital shares sold.......................................       12,882,648
  Dividends and interest....................................       48,256,881
                                                              ---------------
     Total assets...........................................   12,214,753,967
                                                              ---------------
Liabilities:
 Payables:
  Investment securities purchased...........................      123,429,379
  Capital shares redeemed...................................      117,545,460
  To affiliates.............................................       15,541,997
 Accrued liabilities........................................        2,901,183
                                                              ---------------
     Total liabilities......................................      259,418,019
                                                              ---------------
Net assets, at value........................................  $11,955,335,948
                                                              ---------------
                                                              ---------------
Net assets consist of:
 Undistributed net investment income........................  $   320,363,323
 Net unrealized depreciation................................   (2,756,238,950)
 Accumulated net realized gain..............................    1,050,699,391
 Capital shares.............................................   13,340,512,184
                                                              ---------------
Net assets, at value........................................  $11,955,335,948
                                                              ---------------
                                                              ---------------
Class I:
 Net asset value per share ($10,745,504,111 / 1,275,080,839
  shares outstanding).......................................            $8.43
                                                              ---------------
                                                              ---------------
 Maximum offering price per share ($8.43 / 94.25%)..........            $8.94
                                                              ---------------
                                                              ---------------
Class II:
 Net asset value per share ($1,159,810,198 / 139,706,569
  shares outstanding)*......................................            $8.30
                                                              ---------------
                                                              ---------------
 Maximum offering price per share ($8.30 / 99.00%)..........            $8.38
                                                              ---------------
                                                              ---------------
Advisor Class:
 Net asset value and maximum offering price per share
  ($50,021,639 / 5,929,874 shares outstanding)..............            $8.44
                                                              ---------------
                                                              ---------------

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See Notes to Financial Statements.

                                                                              33

PAGE


TEMPLETON FOREIGN FUND
Financial Statements (continued)

Statement of Operations
for the year ended August 31, 1998


Investment Income:
 (net of foreign taxes of $42,747,202)
 Dividends..................................................    $  413,030,175
 Interest...................................................       209,048,038
                                                                --------------
     Total investment income................................                         $   622,078,213
Expenses:
 Management fees (Note 3)...................................        96,508,519
 Administrative fees (Note 3)...............................        12,284,175
 Distribution fees (Note 3)
  Class I...................................................        35,747,873
  Class II..................................................        14,370,223
 Transfer agent fees (Note 3)...............................        19,227,851
 Custodian fees.............................................         4,858,091
 Reports to shareholders....................................         3,026,000
 Registration and filing fees...............................         1,023,000
 Professional fees..........................................           102,201
 Directors' fees and expenses...............................           109,000
 Other......................................................           395,747
                                                                --------------
     Total expenses.........................................                             187,652,680
                                                                                     ---------------
           Net investment income............................                             434,425,533
                                                                                     ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     1,328,766,768
  Foreign currency transactions.............................       (10,201,347)
                                                                --------------
     Net realized gain......................................                           1,318,565,421
     Net unrealized depreciation on investments.............                          (4,427,460,673)
                                                                                     ---------------
Net realized and unrealized loss............................                          (3,108,895,252)
                                                                                     ---------------
Net decrease in net assets resulting from operations........                         $(2,674,469,719)
                                                                                  ====================


                       See Notes to Financial Statements.
 34

PAGE


TEMPLETON FOREIGN FUND
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended August 31, 1998 and 1997


                                                                     1998               1997
                                                                ----------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   434,425,533    $   422,425,549
  Net realized gain from investments and foreign currency
    transactions............................................      1,318,565,421        959,628,401
  Net unrealized appreciation (depreciation) on
    investments.............................................     (4,427,460,673)       828,449,706
                                                                ----------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (2,674,469,719)     2,210,503,656
 Distributions to shareholders from:
  Net investment income:
   Class I..................................................       (418,126,512)      (277,426,851)
   Class II.................................................        (31,961,548)       (13,861,585)
   Advisor Class............................................         (4,907,491)                --
  Net realized gains:
   Class I..................................................     (1,101,558,721)      (174,274,273)
   Class II.................................................       (105,695,936)       (10,429,068)
   Advisor Class............................................        (11,895,183)                --
 Capital share transactions (Note 2):
   Class I..................................................        285,456,853      3,139,139,968
   Class II.................................................        266,405,053        665,437,465
   Advisor Class............................................        (58,437,266)       141,784,663
                                                                ----------------------------------
    Net increase (decrease) in net assets...................     (3,855,190,470)     5,680,873,975
Net assets:
 Beginning of year..........................................     15,810,526,418     10,129,652,443
                                                                ----------------------------------
 End of year................................................    $11,955,335,948    $15,810,526,418
                                                                ===================================
Undistributed net investment income included in net assets:
 End of year................................................    $   320,363,323    $   340,933,341
                                                                ==================================


                     See Notes to Financial Statements.
                                                                              35

PAGE


TEMPLETON FOREIGN FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in the equity and debt securities of companies and governments outside the United States. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

 36

PAGE

TEMPLETON FOREIGN FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers three classes of shares: Class I, Class II, and Advisor Class shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At August 31, 1998, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 2.0 billion shares have been classified as Fund shares as follows: 1.5 billion Class I shares, 300 million Class II shares and 200 million Advisor Class shares. Transactions in the Fund's shares were as follows:



                                                                             Year Ended August 31,
                                                      --------------------------------------------------------------------
                                                                   1998                                 1997
                                                      --------------------------------------------------------------------
                                                         Shares           Amount              Shares           Amount
                                                      --------------------------------------------------------------------

Class I Shares:
Shares sold.........................................   483,458,360    $ 5,097,767,696       492,650,269    $ 5,300,198,785
Shares issued on reinvestment of distributions......   123,818,793      1,329,020,247        38,938,243        386,869,780
Shares redeemed.....................................  (593,134,761)    (6,141,331,090)     (234,044,276)    (2,547,928,597)
                                                      --------------------------------------------------------------------
Net increase........................................    14,142,392    $   285,456,853       297,544,236    $ 3,139,139,968
                                                      =====================================================================


                                                                              37

PAGE

TEMPLETON FOREIGN FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (cont.)



                                                                               Year Ended August 31,
                                                          ---------------------------------------------------------------
                                                                      1998                                1997
                                                          ---------------------------------------------------------------
                                                            Shares          Amount               Shares         Amount
                                                          ---------------------------------------------------------------
Class II Shares:
Shares sold.............................................   55,528,728    $ 582,473,124         67,411,120    $721,149,292
Shares issued on reinvestment of distributions..........    9,502,152      100,985,613          1,728,829      17,020,675
Shares redeemed.........................................  (41,180,696)    (417,053,684)        (6,707,008)    (72,732,502)
                                                          ---------------------------------------------------------------
Net increase............................................   23,850,184    $ 266,405,053         62,432,941    $665,437,465
                                                          ================================================================




                                                                               Year Ended August 31,
                                                          ---------------------------------------------------------------
                                                                      1998                               1997*
                                                          ---------------------------------------------------------------
                                                            Shares          Amount               Shares         Amount
                                                          ---------------------------------------------------------------
Advisor Class Shares:
Shares sold.............................................   17,334,441    $ 183,323,322         12,681,374    $147,529,611
Shares issued on reinvestment of distributions..........      260,292        3,067,476                 --              --
Shares redeemed.........................................  (23,847,551)    (244,828,064)          (498,682)     (5,744,948)
                                                          ---------------------------------------------------------------
Net increase (decrease).................................   (6,252,818)   $ (58,437,266)        12,182,692    $141,784,663
                                                          ===============================================================


*Effective date of Advisor Class shares was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:


Annualized
Fee Rate                   Average Daily Net Assets
-----------------------------------------------------------------

0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

 38

PAGE

TEMPLETON FOREIGN FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)
The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:


Annualized
 Fee Rate                  Average Daily Net Assets
-----------------------------------------------------------------

0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1998, unreimbursed costs were $3,324,768. Distributors received net commissions from sales of Fund shares and received contingent deferred sales charges for the year of $63,246 and $784,591, respectively.

Legal fees of $52,845 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At August 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $14,816,573,239 was as follows:

Unrealized appreciation....................................  $   678,196,058
Unrealized depreciation....................................   (3,437,003,493)
                                                             ---------------
Net unrealized depreciation................................  $(2,758,807,435)
                                                             ================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $7,549,786,657 and $5,085,293,074, respectively.

6. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at

                                                                              39

PAGE

TEMPLETON FOREIGN FUND
Notes to Financial Statements (continued)

6. INVESTMENT IN AFFILIATES (cont.)
August 31, 1998 were $753,406,915. For the year ended August 31, 1998, dividend income from "affiliated companies" was $64,348,895 and net realized gains from disposition of "affiliated companies" were $4,062,355.


                                      Number of                                  Number of
                                     Shares Held       Gross        Gross       Shares Held        Value       Dividend Income
          Name of Issuer            Aug. 31, 1997    Additions    Reductions   Aug. 31, 1998   Aug. 31, 1998   9/1/97-8/31/98
--------------------------------------------------------------------------------------------------------------------------------
Non Controlled Affiliates
Agrium Inc. ......................            --      7,048,695          --      7,048,695     $ 59,473,364      $   385,643
Bail Investissement...............       164,380             --          --        164,380       22,557,052        1,507,656
DSM NV............................     1,095,000        757,903          --      1,852,903      163,125,854        9,131,416
Elementis Plc. ...................            --     28,200,000          --     28,200,000       46,748,941               --
Elkem AS, A.......................     1,524,000      1,000,000          --      2,524,000       28,871,666        2,039,733
G P Batteries International
 Ltd. ............................     2,532,698      3,350,700          --      5,883,398        6,426,685          208,984
Grand Hotel Holdings Ltd., A......    20,286,000     14,399,000          --     34,685,000        5,371,135          758,392
Hepworth Plc. ....................    18,317,180      2,695,278          --     21,012,458       53,306,107        3,773,009
Hollandsche Beton Groep NV........     1,564,150        629,999          --      2,194,149       35,612,679               --
Inchcape Plc. ....................    10,202,123     19,797,877          --     30,000,000       81,381,135        7,199,099
Mckechnie Group Plc. .............            --      7,000,000          --      7,000,000       40,791,038          426,345
Vickers Group Plc. ...............     7,796,000     11,953,701          --     19,749,701       53,244,392       30,637,965
W.H. Smith Group Plc. ............    14,822,300        368,100   1,519,040     13,671,360      105,764,804        7,972,211
Yamato Kogyo Co. Ltd. ............     2,612,000      5,090,000          --      7,702,000       50,732,063          308,442
                                                                                               ----------------------------------
Total Non Controlled Affiliates...                                                             $753,406,915      $64,348,895
                                                                                               ==================================


                                        Realized
          Name of Issuer                Gain
--------------------------------------------------
Non Controlled Affiliates
Agrium Inc. ......................            --
Bail Investissement...............            --
DSM NV............................            --
Elementis Plc. ...................            --
Elkem AS, A.......................            --
G P Batteries International
 Ltd. ............................            --
Grand Hotel Holdings Ltd., A......            --
Hepworth Plc. ....................            --
Hollandsche Beton Groep NV........            --
Inchcape Plc. ....................            --
Mckechnie Group Plc. .............            --
Vickers Group Plc. ...............            --
W.H. Smith Group Plc. ............    $4,062,335
Yamato Kogyo Co. Ltd. ............            --
                                      -----------
Total Non Controlled Affiliates...    $4,062,335
                                     ============


 40

PAGE


TEMPLETON FOREIGN FUND
Independent Auditor's Report

The Board of Directors and Shareholders
Templeton Foreign Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Foreign Fund series of Templeton Funds, Inc. as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Foreign Fund series of Templeton Funds, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           [McGladrey & Pullen, LLP]

New York, New York
September 29, 1998

                                                                              41

PAGE


TEMPLETON FOREIGN FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended August 31, 1998:

28% Rate Gain..............................................    $   39,426,967
20% Rate Gain..............................................     1,096,771,665
                                                               --------------
Total......................................................    $1,136,198,632
                                                               ==============

 42

PAGE


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PAGE


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PAGE

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.
**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
+Portfolio of insured municipal securities.
++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           09/98

PAGE
PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES AGENT
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus of Templeton Foreign Fund, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

104 A98 10/98                      [RECYCLING SYMBOL]  Printed on recycled paper